D.A. Davidson Engineering & Construction Conference September 2016 Exhibit 99.1

Safe harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements of plans and objectives, statements of future economic performance and statements of assumptions underlying such statements, and statements of management's intentions, hopes, beliefs, expectations or predictions of the future. Forward-looking statements can often be identified by the use of forward-looking terminology, such as "should," "intend," "continue," "believe," "may," "hope," "anticipate," "goal," "forecast," "plan," "estimate" and similar words or phrases. Such statements are based on current expectations and are subject to certain risks, uncertainties and assumptions, including but not limited to:  estimates and assumptions regarding our strategic direction and business strategy, our ability to implement our restructuring plan for our Africa operations, the extent and timing of a recovery in the mining industry, prevailing prices for various commodities, longer term weather patterns, unanticipated slowdowns in our major markets, the seasonality of our business, the availability of credit, the risks and uncertainties normally incident to our construction industries, the impact of competition, the effectiveness of operational changes expected to reduce operating expenses and increase efficiency, productivity and profitability, the availability of equity or debt capital needed for our business, worldwide economic and political conditions and foreign currency fluctuations that may affect our results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially and adversely from those anticipated, estimated or projected. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update such forward-looking statements or to update the reasons why actual results could differ materially from those anticipated in such forward-looking statements.

Leading water management and services company providing responsible, integrated solutions to address the world’s toughest water, minerals and infrastructure challenges Layne overview (1) As of 9/2/2016 (2) As of 8/26/2016 (per July 31, 2016 10-Q) (3) As of 7/31/2016 LAYN Share Price(1) $9.02 Headquarters The Woodlands, TX (Amounts in millions) Shares Outstanding(2) 19.8 Market Capitalization(1) $179 LTM Revenue(3) $651 Total Debt(3) $161 Cash(3) $59

Safety is a core value at Layne (1) Total recordable incident rate Improving TRIR(1) 40% improvement

Investment highlights Why now 1 2 3 5 What we do Unlocking value Who we are 4 Why water Track record of leadership and innovation since 1882 Business units with leading positions in attractive growth markets New management team intensely focused on profitability and creating shareholder value Positive long-term market dynamics, coupled with increasing value of water align with Layne core competencies Significant opportunity for stock price appreciation

Division overview



Inliner

Revenue: $204M(1)
Backlog: $122M(1)

Founded 1991

- Liner tube manufacturing
- Cured-in-place pipe (CIPP) construction
- Program management



Mineral Services

Revenue: $62M(1)

Founded 1895

- Exploratory and mine site drilling
- Borehole services
- Mine water management



Heavy Civil

Revenue: $146M(1)
Backlog: $93M(1)

Founded 1935

- Pipeline installation
- Treatment plants
- Wastewater collection
- Marine, biogas and tunneling



Water Resources

Revenue: $240M(1)
Backlog: $73M(1)

Founded 1882

- Drilling
- Repair and maintenance
- Treatment and water management
- Water supply

(1) Revenues are LTM ending 7/31/16; Backlog as of 7/31/16

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Why a water-focused strategy Large portion of the U.S. population lives in areas of water scarcity or economic water shortage Groundwater withdrawals often exceed recharge rates Flint, MI crisis is raising sensitivity to water quality issues Stressed Water Supplies and Quality Population growth occurring in the most water-challenged regions Drought conditions are exacerbating water stress Growing demand in key markets – agriculture and industrial Population Growth and Migration Municipal water industry heavily dependent on government funding Stricter drinking water regulations issued over recent decades Increasing environmental quality standards for discharge Increasing Government Regulations Increasing regulation leading to required infrastructure improvements Stressed water supplies and quality concerns across U.S. California water crisis Aging and Insufficient Infrastructure

Layne’s business units are leaders in their space Leading market positions Source: 2015 Engineering News-Record Top 400 Sourcebook; Layne estimates

Broad portfolio with diverse and growing customer base Revenues by Segment Revenues by End Market Source: Layne; Revenues are LTM ending 7/31/16 Over 90% of LTM revenue related to water

Inliner Market Dynamics $8+ billion municipal rehabilitation market growing more than 8% per year (1) Regulations mandating customers to rehabilitate 20,000 potential customers with nearly 1 million miles of wastewater pipe (2) Market Position Key Drivers #2 U.S. CIPP competitor Fragmented industry structure Opportunities to extend geographic reach and expand into large industrial market Aging infrastructure Consent decrees and regulations 45% of U.S. infrastructure projected to be in “poor” condition by 2020 (3) CIPP is often the most effective repair technique ($ Millions) Underground Construction Magazine American Society of Civil Engineers U.S. Environmental Protection Agency Adjusted EBITDA Revenues FY16 Revenues by Contract Type

Mineral Services S&P Global Market Intelligence Excludes $11.7 million of restructuring costs in FY16 Market Dynamics $5 billion mining capex market in the Americas; down from $10 billion at market peak (1) Depressed commodity prices have reduced activity over extended duration Commodity prices have recently increased Market Position Key Drivers Top 3 market position in the Americas Over 120 year operating history Refocused on North and South America Unique technologies and mine water management services Global industrial demand Inherent industry cyclicality Depleting mineral reserves have not been replenished, creating potential for market rebound Adjusted EBITDA(2) Revenues ($ Millions) FY16 Revenue by Mineral Type

Heavy Civil Market Dynamics $40 billion U.S. market for water infrastructure, growing at 4-5% per year (1) Nearly $1 trillion in U.S. infrastructure spending needed in coming decades (2) Largely municipal customer base Market Position Key Drivers Top 5 position in U.S. for water and wastewater pipeline repair and construction Over 80 year operating history Strong presence in key growth markets including South Florida and Gulf Coast Population growth and migration Aging infrastructure Increasing regulations driving customer spending U.S. Environmental Protection Agency American Water Works Association Adjusted EBITDA Revenues ($ Millions) FY16 Revenue by Application

Water Resources

Market Dynamics

- $11+ billion market growing at greater than GDP growth rates [(1)]
- Largely municipal and agricultural customer base
- Available market of 3+ million existing water wells, growing each year [(1)]

Key Drivers

- Population growth and migration to water-challenged geographies
- Aging infrastructure
- Declining aquifer levels
- Increasing water quality concerns and standards
- Growing industrial water use

Market Position

- Market leader
- Over 130 year operating history
- Fragmented industry structure
- Opportunity to extend geographic reach and expand product and service offerings

FY 16 Revenue by Service


R&I
40%
Drilling
50%
Treatment &
Other 10%

Revenues


$227
$240
$240
FY15
FY16
LTM Q2 '17

($ Millions)

Adjusted EBITDA


$23
$24
$16
FY15
FY16
LTM Q2 '17

(1) *IBIS World, Frost & Sullivan, Bluefield Research, Global Water Intelligence, PacWest, Baker Rig Report, Layne estimates*

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Profit and Growth Strategy Division Profit Strategy Growth Strategy Inliner Tightly manage operating costs Enhance crew efficiency Expand liner manufacturing capacity Extend platform geographically – organic and acquisitions Accelerate new crew development Expand to new customer segments Mineral Services Utilize focused platform in the Americas to drive further cost efficiencies Collaborate with Affiliates to reduce costs and leverage best practices and technology Grow mine water management solutions Extend mine production service offerings Leverage technology and innovation Capture new business when market recovers Heavy Civil Complete remaining legacy problem jobs Continue to enhance risk management and execution capabilities Improve margin profile by focusing on alternative delivery projects Disciplined growth in current markets within existing construction services expertise Increased focus on areas with large infrastructure growth programs – Texas, South Florida and the Mid-Atlantic Water Resources Strengthen sales force and grow revenues Drive best practices to improve margins Streamline cost structure through back office re-engineering Improve utilization of existing fleet Grow service and repair by leveraging existing installed base Extend platform geographically – organic and acquisitions

Management is rapidly executing a strategy to transform Layne Unlocking value: strategic roadmap Strategic Review Business Performance Improvement Unlock Value Initiated strategic focus to streamline portfolio Addressed operational issues Identified growth opportunities Investing in core offerings and capabilities Leverage and expand leading market positions Achieve profitability by FY18 Cost reductions Procurement savings Enhanced working capital management Pricing and margin improvements FY16 FY17

Significantly improved liquidity position and increased cash Enhanced risk management and stabilized Heavy Civil Sold Geoconstruction Integrated Energy Division into Water Resources Restructured Mineral Services and exited Australia and Africa Flattened leadership structure and recruited key new leaders Implementing extensive performance improvement program Measurable progress since early 2015

Pathway to profitability Through business performance improvement initiatives, Layne expects to return to profitability in FY18 Corporate and division SG&A reductions Heavy Civil and Mineral Services improve to break-even or better EBIT performance Reduced depreciation and amortization Enhanced margins through procurement savings, pricing improvements and job execution improvement Interest expense savings $13-$17 million $15-$16 million $2-$4 million $5-$15 million Future opportunity FY16 loss from continuing operations before impairment and restructuring costs was $30.4 million Savings based upon 1H unallocated SG&A of $13.8 million versus FY16 expense of $37.7 million Improvement based upon 1H HC and MIN EBITDA of $4.7 million versus FY16 EBITDA of $1.1 million Savings based upon 1H depreciation & amortization expense of $13.4 million versus FY16 expense of $32.7 million Improvement From FY16 Operating Loss(1) Sources of Profitability Progress to Date 1H run rate savings of $10 million(2) 1H run rate improvement of $8 million(3) 1H run rate savings of $6 million(4) BPI initiatives underway 2018-19 opportunity

Aggressively managing overhead costs Reduced unallocated corporate SG&A; on track to reach target of $25 million in FY18 Reduced corporate overhead positions 39% from 148 to 90 (FY15 to present) Reduced annual overhead cost by more than $12 million through staff reductions, reduced consulting spend, co-sourcing internal audit and other initiatives Further savings expected from efficiency gains and ongoing cost reduction initiatives SG&A Savings Unallocated Corporate SG&A ($ Millions) Targets 1H FY2017 unallocated corporate SG&A of $13.8 million is on track with target

Portfolio approach to unlocking value Water Focused Strategy Water Resources Inliner Heavy Civil Mineral Services NEAR-TERM LONGER-TERM Invest and Grow Complete realignment to achieve target profitability Assess strategic alternatives Manage costs and position for industry recovery Assess strategic alternatives Layne is investing to grow our most profitable businesses

Compelling valuation potential + + + + (Dollars in millions)

Investment highlights Why now 1 2 3 5 What we do Unlocking value Who we are 4 Why water Track record of leadership and innovation since 1882 Business units with leading positions in attractive growth markets New management team intensely focused on profitability and creating shareholder value Positive long-term market dynamics, coupled with increasing value of water align with Layne core competencies Significant opportunity for stock price appreciation

Appendix

Non-GAAP disclosure Use of Non- GAAP Financial Information We use Adjusted EBITDA to assess performance which is not defined in generally accepted accounting principles (GAAP). Adjusted EBITDA represents income or loss from continuing operations before interest, taxes, depreciation and amortization, non-cash share-based compensation, equity in earnings or losses from affiliates, certain non-recurring or extraordinary items such as impairment charges, restructuring costs, gain on extinguishment of debt, and certain other gains or losses, plus dividends received from affiliates. We believe that the presentation of Adjusted EBITDA included in this report helps us explain underlying performance trends in the business and provides useful information to both management and investors. Adjusted EBITDA should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The following tables reconcile Adjusted EBITDA to income (loss) from continuing operations before income taxes, which we consider to be the most directly comparable GAAP financial measure to Adjusted EBITDA.

Capital Structure Overview $59 million in cash at 7/31/16 with no debt maturities until FY19 4.25% Convertible Notes FY19 Maturity 8.00% Convertible Notes FY20 Maturity Revolving Credit Facility FY20 Maturity $100 million facility size $0 funded 4/15/19 maturity; 5/15/18 springing maturity Secured by substantially all assets LIBOR plus 3.25% to 3.75% pricing grid Asset borrowing base of over $100 million Primary covenant of free cash flow (minimum of negative $25 million on LTM basis) $99.9 million face amount 5/1/19 maturity; 8/15/18 springing maturity Second-lien secured Conversion price of $11.70 per share Prohibition on repurchase of 4.25% notes Provisionally callable if stock exceeds $16.38 Open redemption periods 2/15/18 to 8/14/18 and 11/1/18 to 4/30/19 $69.5 million face amount 11/15/18 maturity Senior unsecured Conversion price of $22.93 per share No material covenants Debt Maturity Schedule ($ Millions) Cash 4.25% Converts 8.00% Converts

Non-GAAP reconciliation Inliner Minerals Source: Layne

Non-GAAP reconciliation Source: Layne Water Resources Heavy Civil